LOSS PER SHARE	12 Months Ended
Mar. 31, 2022
Earnings per share [abstract]
LOSS PER SHARE [Text Block]

19. LOSS PER SHARE

Basic loss per share figures are calculated using the weighted average number of common shares outstanding. The weighted average number of common shares issued and outstanding for the year ended March 31, 2022 is 92,091,983 (2021: 84,022,424). Diluted loss per share figures are calculated after taking into account all warrants and stock options granted. Exercise of the outstanding warrants and stock options would be anti-dilutive with respect to loss per share calculations, and therefore diluted loss per share is equal to basic loss per share. The number of potentially dilutive common shares resulting from the exercise of outstanding warrants and stock options that were not included in the calculation of diluted loss per share was 8,692,334 (March 31, 2021: 10,415,632).